Exhibit 32

Certification Pursuant to 18 U.S.C. Section 1350

In connection with the Annual Report of InterCept, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John W. Collins, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge,

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company

/s/ John W. Collins
John W. Collins
Chairman and Chief Executive Officer
March 15, 2004

Certification Pursuant to 18 U.S.C. Section 1350

In connection with the Annual Report of InterCept, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott R. Meyerhoff, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge,

(3)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company

/s/ Scott R. Meyerhoff
Scott R. Meyerhoff
Senior Vice President and Chief Financial Officer
March 15, 2004